Exhibit 99.1

DigitalBridge Stockholders Approve Acquisition by SoftBank Group Corp.

April 23, 2026

Stockholders Approve $16.00 Per Share All-Cash Transaction

BOCA RATON, Fla.--(BUSINESS WIRE)--Apr. 23, 2026-- DigitalBridge Group, Inc. (NYSE: DBRG) (“DigitalBridge” or the “Company”) today announced that its stockholders voted to approve the previously announced acquisition of DigitalBridge by SoftBank Group Corp. (“SoftBank”) at a virtual special meeting of stockholders held on April 23, 2026. Under the terms of the acquisition agreement, DigitalBridge stockholders will receive $16.00 per share in cash upon the closing of the transaction.

At the special meeting, stockholders of record as of the close of business on March 23, 2026 — the record date for the meeting, on which date 182,392,592 shares of DigitalBridge common stock were outstanding — were entitled to vote on the acquisition proposal. Holders of approximately 69% of shares outstanding as of the record date participated in the special meeting, representing 125,816,044 shares. Of the votes cast, approximately 96% — representing 121,177,032 shares — were voted in favor of the acquisition, satisfying the requirement for approval by holders of a majority of the outstanding shares of DigitalBridge common stock entitled to vote under Maryland law, the Company’s charter and the terms of the acquisition agreement. Preliminary vote results were announced at the conclusion of the special meeting. Final vote results are expected to be certified by the independent Inspector of Election and filed on a Current Report on Form 8-K with the Securities and Exchange Commission.

Completion of the acquisition remains subject to the satisfaction or waiver of customary closing conditions, including the receipt of regulatory approvals, and is expected to close in the second half of 2026.

DigitalBridge to Release First Quarter 2026 Results on April 28, 2026

DigitalBridge will release first quarter 2026 financial results on Tuesday, April 28, 2026, after market close. Consistent with the Company’s practice during the pendency of the acquisition, there will be no conference call or earnings webcast. A condensed investor presentation and supplemental financial information will be available at ir.digitalbridge.com, along with the Company’s Form 10-Q for the quarter ended March 31, 2026.

About DigitalBridge

DigitalBridge (NYSE: DBRG) is a leading global alternative asset manager dedicated to investing in digital infrastructure. With a heritage of more than 30 years investing in and operating businesses across the digital ecosystem, including cell towers, data centers, fiber, small cells, and edge infrastructure, DigitalBridge manages infrastructure assets on behalf of its limited partners and shareholders. The firm is headquartered in Boca Raton, Florida, with offices across North America, Europe, the Middle East, and Asia. For more information, visit www.digitalbridge.com.

Forward-Looking Statements

Some of the statements contained in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we intend such statements to be covered by the safe harbor provisions contained therein. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this press release reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: (i) uncertainties as to the timing of the proposed merger involving the Company and Duncan Sub I Inc. (the “Company Merger”) and the proposed merger involving Duncan Sub II LLC and DigitalBridge Operating Company, LLC (together with the Company Merger, the “Mergers”), in each case, pursuant to the Merger Agreement; (ii) the risk that the Mergers may not be completed on the anticipated terms in a timely manner or at all; (iii) the failure to satisfy any of the conditions to the consummation of the Mergers; (iv) the possibility that any or all of the various conditions to the consummation of the Mergers may not be satisfied, in a timely manner or at all, or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require the Company to pay a termination fee; (vi) the effect of the announcement or pendency of the transactions contemplated by the Merger Agreement on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) the risk that stockholder litigation in connection with the transactions contemplated by the Merger Agreement or the outcome of any other legal proceedings that may be instituted against the Company or SoftBank Group Corp. (“SoftBank”) and/or others relating to the Mergers may result in significant costs of defense, indemnification and liability; (ix) certain restrictions during the pendency of the Mergers that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (x) risks that the benefits of the Mergers are not realized when and as expected; (xi) the risk that the Company’s business and/or SoftBank’s business will be adversely impacted during the pendency of the acquisition; (xii) legislative, regulatory and economic developments; and (xiii) (A) the risk factors described in Part I, Item 1A of Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and (B) the other risk factors identified from time to time in the Company’s other filings with the Securities and Exchange Commission (the “SEC”). Filings with the SEC are available on the SEC’s website at http://www.sec.gov and on the Company’s website. These forward-looking statements speak only as of the date of this press release. The Company undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this press release or to reflect actual outcomes, except as otherwise required by law.

While forward-looking statements reflect our good faith beliefs, assumptions and expectations, they are not guarantees of future performance. Furthermore, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes. Moreover, because we operate in a very competitive and rapidly changing environment, new risk factors are likely to emerge from time to time. We caution investors not to place undue reliance on these forward-looking statements and urge you to carefully review the disclosures we make concerning risks in Part I, Item 1A. “Risk Factors” and in Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. Readers of this press release should also read our other periodic filings made with the SEC and other publicly filed documents for further discussion regarding such factors.

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Investor Contact:
Severin White

Managing Director
DigitalBridge Group, Inc.
ir@digitalbridge.com
(212) 547-2777

Media Contact:

Joele Frank, Wilkinson Brimmer Katcher

dbrg-jf@joelefrank.com

(212) 355-4449

Source: DigitalBridge Group, Inc.